UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 6, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

As previously reported, Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with Fusion’s non-debtor Canadian subsidiaries, collectively, the “Company”) entered into that certain Restructuring Support Agreement, dated June 3, 2019, as amended by that certain First Amendment, dated as of June 17, 2019, that certain Second Amendment, dated as of June 24, 2019, that certain Third Amendment, dated as of June 28, 2019, that certain Fourth Amendment, dated as of July 19, 2019, that certain Fifth Amendment, dated as of July 26, 2019, that certain Sixth Amendment, dated as of August 12, 2019 and as further amended, restated, supplemented, or otherwise modified from time to time (the “RSA”), and certain holders of claims under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018. On September 6, 2019, the Company entered into the seventh amendment to the RSA (the “Seventh Amendment”) to extend the deadlines for (i) the entry of the Disclosure Statement Order, which date is now September 24, 2019, (ii) the Debtors to receive at least one, irrevocable and binding commitment letter for the New Exit Credit Agreement acceptable to the Requisite First Lien Lenders, which date is now October 4, 2019, and (iii) the entry of the Confirmation Order, which date is now October 30, 2019. A copy of the Seventh Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the RSA.

As previously reported, the Company entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, that certain Amendment No. 5, dated as of July 19, 2019, that certain Amendment No. 6, dated July 26, 2019, that certain Amendment No. 7, dated August 8, 2019, that certain Amendment No. 8, dated August 22, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of the Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On September 6, 2019, the Company entered into the ninth amendment to the DIP Credit Agreement (the “Amendment No. 9”) to reflect that the RSA had been further amended. A copy of the Amendment No. 9 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The foregoing descriptions of the Seventh Amendment and Amendment No. 9 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Seventh Amendment and Amendment No. 9, a copy of each of which is filed as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Seventh Amendment to Restructuring Support Agreement, dated September 6, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.

99.2
Amendment No. 9 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated September 6, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: September 9, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

3